Exhibit 99.1

[Wells Fargo Bank, N.A. Letterhead]

August 15, 2014

Law Debenture Trust Company of New York

400 Madison Avenue, 4th Floor

New York, New York 10017

Attention: Corporate Trust Department

Re:                   Appointment Notice pursuant to Instrument of Appointment and Acceptance of the Separate Master Servicer

Dear Ladies and Gentlemen:

Reference is made to that certain Instrument of Appointment and Acceptance dated as of March 28, 2012 (the “Agreement”) between Wells Fargo Bank, National Association (“Wells Fargo”), and Law Debenture Trust Company of New York (“Law Debenture”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

For purposes of this Appointment Notice (this “Notice”), all references in the Agreement to “Trustee” shall change to “Master Servicer” and all references in the Agreement to “Separate Trustee” shall change to “Separate Master Servicer”.

Pursuant to Section 1.2 of the Agreement, Wells Fargo, as Master Servicer, hereby notifies Law Debenture, as Separate Master Servicer, of its appointment as Separate Master Servicer to perform the Separate Master Servicer Duties with respect to the Underlying Agreements. Wells Fargo, as Master Servicer, also hereby delivers a copy of the entered TIP Orders, attached hereto as Exhibit A thru Exhibit C. The delivery of this letter and the attached TIP Orders shall constitute the delivery of the Appointment Notice pursuant to Section 1.2 of the Agreement.

Please execute and return the acknowledgment below to Wells Fargo, as Master Servicer, to confirm receipt of the Appointment Notice and the related TIP Orders. Such acknowledgement will also confirm that Wells Fargo, as Master Servicer, has delivered via its secure website located at www.direct.ctslink.com and Law Debenture, as Separate Master Servicer, has received the Supplemental Information pursuant to Section 1.2 of the Agreement. Law Debenture, as Separate Master Servicer, confirms that the Effective Date of its appointment shall be the date the acknowledgement below.

Regards,

WELLS FARGO BANK, N.A., as Master Servicer

By: /s/ Beth Belfield

Name: Beth Belfield

Title: Officer

Acknowledgement, dated as of August 15, 2014:

LAW DEBENTURE TRUST COMPANY
OF NEW YORK, as Separate Master Servicer

By: /s/ Frank Godino

Name: Frank Godino

Title: Vice President Law Debenture Trust

Company of New York

EXHIBIT A

TIP Order for:

Sequoia Mortgage Trust 2011-1

STATE OF MINNESOTA	DISTRICT COURT
COUNTY OF HENNEPIN	FOURTH JUDICIAL DISTRICT

In the Matter of: Sequoia Mortgage Trust 2011-1	Case Type: Other File No. 27-TR-CV-14-133

ORDER WITH RESPECT TO VERIFIED PETITION OF WELLS FARGO BANK,
NaTIONAL ASSOCIATION, AS MASTER SERVICER AND INTERESTED PERSON,
FOR INSTRUCTIONS IN THE ADMINISTRATION OF A TRUST PURSUANT TO
MINN. STAT. § 501B.16

This matter came on for hearing on August 13, 2014, on the Verified Petition of Wells Fargo Bank, National Association, as Master Servicer (“Wells Fargo Bank” or the “Master Servicer”) and Interested Person, for Instruction in the Administration of a Trust Pursuant to Minn. Stat. § 501B.16 (the “Petition”). Appearances, if any, were as noted on the record. Based upon the entire file, record and proceedings herein, the Court, having been fully advised in the premises, hereby finds and orders as follows:

1.                  The Petition is granted.

2.                  Petitioner Wells Fargo Bank, National Association, is a national banking association with a main corporate trust office in Minneapolis, Minnesota, duly established and existing, and authorized to accept and execute trusts.

3.                  The Master Servicer is duly appointed, qualified, and acting as master servicer of the Sequoia Mortgage Trust 2011-1 (the “Trust”), which was created under and is governed by the Trust Agreement identified in Exhibit A to the Petition.

4.                  The Master Servicer has filed the Petition requesting (i) authority to enter into the Instrument of Appointment and Acceptance attached to the Petition as Exhibit B (the “IAA”), pursuant to which Law Debenture Trust Company of New York (“Law Debenture”), would be appointed as a separate trustee (the “Separate Master Servicer”), and (ii) the Court’s confirmation of the appointment of the Separate Master Servicer to pursue the Repurchase Claims (as defined below).

5.                  Under Minn. Stat. § 501B.16, this Court has jurisdiction over all matters presented in the Petition.

6.                  Under Minn. Stat. § 501B.17, venue is proper in Hennepin County, Minnesota, because the Master Servicer has a corporate trust office in Minneapolis, Minnesota, and the Trust is administered in part in Minneapolis, Minnesota.

7.                  Proper, timely, adequate and sufficient notice of the Petition and the hearing on the Petition has been provided in accordance with Minn. Stat. 501B.18 and this Court’s Order for Hearing of June 19, 2014, and such notice was good, sufficient and appropriate under the particular circumstances, and no other or further notice of the Petition or the hearing on the Petition is required.

IT IS HEREBY ORDERED AS FOLLOWS:

(a)    The Master Servicer is authorized to enter into the IAA to appoint the Separate Master Servicer.

(b)    The Master Servicer and the Separate Master Servicer are authorized to perform all of their respective obligations under the IAA and this Order.

               (c)    The appointment of Law Debenture as the Separate Master Servicer pursuant to the terms of the IAA and this Order is hereby confirmed.

2

                (d)    The Separate Master Servicer is authorized, subject to the terms and limitations of the Trust Agreement, to take actions to enforce claims against the Potentially Responsible Parties (as defined in the Petition), including but not limited to (i) demanding production of files and other information relating to the Mortgage Loans (as defined in the Petition) (the “Loan Files”) by the Potentially Responsible Parties or servicers of the Mortgage Loans (“Servicers”), (ii) commencing litigation or asserting claims to compel the Potentially Responsible Parties or Servicers to turn over Loan Files, (iii) making demands on the Potentially Responsible Parties to repurchase Mortgage Loans and pay damages for breaching their related obligations, (iv) commencing litigation to compel the Potentially Responsible Parties to repurchase Mortgage Loans and pay damages for breaching their related obligations, (v) taking any other actions authorized by the Trust Agreement to enforce a Potentially Responsible Party’s obligation to repurchase Mortgage Loans and pay damages for breaching its related obligations (collectively, the “Repurchase Claims”), and (vi) withdrawing, compromising or settling the Repurchase Claims, to the extent of the powers of the Master Servicer.

(e)     The Separate Master Servicer is afforded all of the rights, powers, privileges, protections and indemnities (including, without limitation, the reimbursement of third-party fees and other out-of-pocket expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred in performing its duties and exercising its rights as the Separate Master Servicer) of the Master Servicer, as if the Master Servicer were performing the duties of the Separate Master Servicer, provided for in the Trust Agreement; provided, however, that no fee for the services of the Separate Master Servicer shall be payable by the Trust.

(f)      The Trust’s accounts shall pay the Separate Master Servicer’s expenses, indemnity claims and other amounts payable to the Separate Master Servicer in accordance with paragraph (e), above, or, to the extent necessary, reimburse the Master Servicer for its payment of such expenses, indemnity claims and other amounts, pursuant to the IAA.

3

(g)     Upon appointment of the Separate Master Servicer, the Master Servicer shall have no further duty or obligation to the Trust’s beneficiaries with respect to the enforcement of Repurchase Claims or any other duties under the Trust Agreement to the extent that they have been delegated to the Separate Master Servicer pursuant to the IAA and this Order.

(h)     Upon appointment of the Separate Master Servicer, the Separate Master Servicer shall have been delegated the rights, powers and obligations of the Master Servicer, but only to the extent of those rights, powers and obligations set forth in the Trust Agreement with respect to the enforcement of the Repurchase Claims, including those deemed necessary to enforce the Repurchase Claims to the extent set forth in Sections 2.04, 2.05, 2.07(c) and 6.02(i) of the Trust Agreement, any rights of the Master Servicer to compel the Potentially Responsible Parties or Servicer to produce documents and information under any of the Transfer Agreements (as defined in the Petition), and administrative and ministerial obligations set forth in the Trust Agreement related thereto, provided that nothing herein or in the IAA shall be construed to expand the duties of the Master Servicer or the Separate Master Servicer.

(i)       The Separate Master Servicer shall have no duties or obligations under the Trust Agreement except those duties specifically set forth in the IAA and this Order.

(j)       The Master Servicer and the Trust shall not be subject to the continuing supervision of the Court for purposes of Minn. Stat. § 501B.23 or General Rule of Practice 417.02.

(k)      The Master Servicer is hereby directed to deliver a copy of this Order to each Certificateholder of record using the normal procedures the Master Servicer uses for giving notices to Certificateholders.

(l)        The Court’s instruction to the Master Servicer herein is a final order binding in rem upon the Trust and each party with an interest therein.

4

Dated: August 14, 2014

/s/ Jamie L. Anderson

DISTRICT COURT JUDGE

Order Recommended by:

/s/ Dean Maus

Dean Maus                                                                            Date: August 13, 2014

District Court Referee

5